Form N-SAR
Sub-item 77Q1(e)
Copies of New or Amended Registrant Investment Advisory Contracts
Janus Adviser Risk-Managed Growth Fund
Janus Adviser Foreign Stock Fund
Janus Adviser Risk-Managed Core Fund
Janus Adviser Small Company Value Fund
333-33978, 811-09885

Amendment to Janus Adviser Series Investment Advisory Agreement - Janus Adviser Risk-Managed Large Cap Growth Fund is incorporated herein by reference to
Exhibit 4(bb) to Post-Effective Amendment No. 15 to Janus Adviser Series' registration statement on Form N-1A, filed on September 26, 2003, accession number 0001035704-03-000698 (File No. 333-33978). Since the filing thereof, the Amendment was dated November 28, 2003 and signed by Kelley Abbott Howes and Bonnie Howe.

Amendment to Janus Adviser Series Investment Advisory Agreement - Janus Adviser International Value Fund is incorporated herein by reference to Exhibit 4(cc) to Post-Effective Amendment No. 15 to Janus Adviser Series' registration statement on Form N-1A, filed on September 26, 2003, accession number 0001035704-03-000698 (File No. 333-33978). Since the filing thereof, the Amendment was dated November 28, 2003 and signed by Kelley Abbott Howes and Bonnie Howe.

Amendment to Janus Adviser Series Investment Advisory Agreement - Janus Adviser Risk-Managed Large Cap Core Fund is incorporated herein by reference to Exhibit 4(dd) to Post-Effective Amendment No. 15 to Janus Adviser Series' registration statement on Form N-1A, filed on September 26, 2003, accession number 0001035704-03-000698 (File No. 333-33978). Since the filing thereof, the
Amendment was dated November 28, 2003 and signed by Kelley Abbott Howes and Bonnie Howe.

Amendment to Janus Adviser Series Investment Advisory Agreement - Janus Adviser Small Cap Value Fund is incorporated herein by reference to Exhibit 4(ee) to Post-Effective Amendment No. 15 to Janus Adviser Series' registration statement on Form N-1A, filed on September 26, 2003, accession number 0001035704-03-000698 (File No. 333-33978). Since the filing thereof, the Amendment was dated November 28, 2003 and signed by Kelley Abbott Howes and Bonnie Howe.

Amendment to Janus Adviser Series Investment Sub-Advisory Agreement for Janus Adviser Risk-Managed Large Cap Growth Fund is incorporated herein by reference to Exhibit 4(ff) to Post-Effective Amendment No. 15 to Janus Adviser Series' registration statement on Form N-1A, filed on September 26, 2003, accession number 0001035704-03-000698 (File No. 333-33978). Since the filing thereof, the Agreement was dated November 28, 2003 and signed by Kelley Abbott Howes and David E. Hurley.

Amendment to Janus Adviser Series Investment Sub-Advisory Agreement for Janus Adviser Risk-Managed Large Cap Core Fund is incorporated herein by reference to
Exhibit 4(gg) to Post-Effective Amendment No. 15 to Janus Adviser Series' registration statement on Form N-1A, filed on September 26, 2003, accession number 0001035704-03-000698 (File No. 333-33978). Since the filing thereof, the Agreement was dated November 28, 2003 and signed by Kelley Abbott Howes and David E. Hurley.

Amendment to Janus Adviser Series Investment Sub-Advisory Agreement for Janus Adviser Small Cap Value Fund is incorporated herein by reference to Exhibit 4(hh) to Post-Effective Amendment No. 15 to Janus Adviser Series' registration statement on Form N-1A, filed on September 26, 2003, accession number 0001035704-03-000698 (File No. 333-33978). Since the filing thereof, the
Agreement was dated November 28, 2003 and signed by Kelley Abbott Howes and Craig D. Pollock.